UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2010
Commission file number 001-33606

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed in order to amend Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Validus Holdings, Ltd. on February 22, 2010 (the “Original Form 8-K”) to reflect the following information that was incorrectly transcribed from other publicly available documents: Slide 9: Specialty percentage changed from 36.3% to 36.4%; Slide 14: Impact of Identified Loss Events (2008) changed from 68.8% to 24.4%; Slide 23: Impact of Identified Loss Events (2008) changed from 61.2% to 35.9%; and Slide 24: Impact of Identified Loss Events (2008) changed from 72.9% to 12.1%. The foregoing information is incorporated by reference into Item 7.01 below. All other information in the Original Form 8-K remains unchanged.
Item 7.01 Regulation FD Disclosure.
Beginning on February 22, 2010, Validus Holdings, Ltd. presented the information attached to this Current Report on Form 8-K as Exhibit 99.1 to various investors. The presentation attached to this Current Report on Form 8-K as Exhibit 99.1 is incorporated herein by reference.
The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Investor Presentation (Revised)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 24, 2010

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	Executive Vice President & Chief Financial Officer